                                                                    EXHIBIT 10.5

                            AMENDMENT NO. 3 TO THE
                        VENCOR RETIREMENT SAVINGS PLAN


     This is Amendment No. 3 to the Vencor Retirement Savings Plan (the "VRSP") as amended and restated as of January 1, 1997.

                                   RECITALS

     A. For various business organization purposes, Community Psychiatric Centers, Inc. ("CPC"), a subsidiary of Vencor, Inc. ("Vencor"), and most of CPC's first and second tier subsidiaries (collectively, the "CPC Companies"), will be moved to the Vencor payroll system effective January 1, 1998.

     B. When the CPC Companies are added to the Vencor payroll system, it will be impracticable to continue 401(k) plan deferrals to the existing THC Employees' Profit Sharing Plan (the "THC Plan") in which the CPC Companies currently participate, and the CPC Companies do not desire to have a long gap in retirement plan participation for their employees.

     C. It is anticipated that the THC Plan will eventually be merged with the VRSP, in which event the VRSP would require counting of past service with employers participating in the THC Plan for purposes of vesting in the VRSP, and Vencor wishes to credit employees of the CPC Companies who are employed on January 1, 1998 with past service with employers participating in the THC Plan for purposes of vesting in the VRSP.

                                  AMENDMENTS

     1.   This Amendment shall be effective January 1, 1998.

     2. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given in the Plan.

     3. Appendix "A" to the Plan is hereby amended to add to the end of the Appendix all of the companies listed on Annex A of this Amendment, so that past service with these companies shall be counted for purposes of vesting Service under the Plan.


     IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment No. 3 to be executed this the 31st day of December, 1997, but effective as of January 1, 1998.


                                    VENCOR, INC.


                                    By    /s/  Cecelia A. Hagan
                                      --------------------------------------

                                    Title  Vice President of Human Resources
                                         -----------------------------------
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                                    ANNEX A


                         Community Psychiatric Centers
                Community Psychiatric Centers of Indiana, Inc.
                 Community Psychiatric Centers of Kansas, Inc.
              Community Psychiatric Centers of Mississippi, Inc.
                Community Psychiatric Centers of Arkansas, Inc.
                Community Psychiatric Centers of Florida, Inc.
                 Community Psychiatric Centers of Idaho, Inc.
                Community Psychiatric Centers of Missouri, Inc.
             Community Psychiatric Centers of North Carolina, Inc.
                Community Psychiatric Centers of Oklahoma, Inc.
                 Community Psychiatric Centers of Oregon, Inc.
                 Community Psychiatric Centers of Texas, Inc.
                             Cottonwood Hill, Inc.
                          Old Orchard Hospital, Inc.
                       Peachtree-Parkwood Hospital, Inc.
                  Community Psychiatric Centers of Utah, Inc.
               Community Psychiatric Centers of Wisconsin, Inc.
                           C.P.C. of Louisiana, Inc.
              Community Residential Centers of San Antonio, Inc.
                       CPC Properties of Oklahoma, Inc.
                         CPC Properties of Texas, Inc.
                         CPC Properties of Utah, Inc.
                       CPC Properties of Arkansas, Inc.
                       CPC Properties of Illinois, Inc.
                        CPC Properties of Kansas, Inc.
                          Florida Hospital Properties
                       CPC Properties of Louisiana, Inc.
                             CPC of Georgia, Inc.
                      CPC Properties of Mississippi, Inc.
                        CPC Properties of Indiana, Inc.
                       CPC Properties of Missouri, Inc.
                       CPC Properties of Wisconsin, Inc.
                      CPC Properties of N. Carolina, Inc.
                  Community Psychiatric Centers of California
             Community Psychiatric Centers Properties Incorporated
                          CPC Investment Corporation
                      Transitional Hospitals Corporation
                               THC Chicago, Inc.
                            THC Orange County, Inc.
                          THC of Massachusetts, Inc.
                             THC of Florida, Inc.

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                              THC Hollywood, Inc.
                              THC San Diego, Inc.
                           J.B. King Hospital, Inc.
                               THC Houston, Inc.
                               THC Seattle, Inc.
                              THC of Nevada, Inc.
                             THC Minneapolis, Inc.
                           THC St. Petersburg, Inc.
                            THC of New Mexico, Inc.
                            THC of Wisconsin, Inc.
                             THC of Indiana, Inc.
                              THC of Tampa, Inc.
                             THC North Shore, Inc.
                            THC of Louisiana, Inc.
                              THC of Texas, Inc.
                                   Belmedco
                    CPC Managed Care Health Services, Inc.
                   Community Behavioral Health System, Inc.
                              CPC Pharmacy, Inc.
                            CPC Laboratories, Inc.
                     Miami Valley Community Centers, Inc.
               Solutions Counseling and Treatment Centers, Inc.
                                  P.P.P, Inc.
                 Transitional Family Services of Georgia, Inc.
                      Atlantic Psychiatric Centers, Inc.
                    Interamericana Health Care Group, Inc.
                  Caribbean Behavioural Health Systems, Inc.
                              CPC-PHP, Inc.; and

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